UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VIRIDIAN THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! VIRIDIAN THERAPEUTICS, INC. 2025 Annual Meeting Vote by June 19, 2025 11:59 PM ET VIRIDIAN THERAPEUTICS, INC. 221 CRESCENT STREET, SUITE 103A WALTHAM, MA 02453 V73324-P27436 You invested in VIRIDIAN THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 20, 2025. Get informed before you vote View the Proxy Statement, Notice, and Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@ proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 20, 2025 2:00 PM, Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”./VRDN2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is only an overview of the more complete proxy materials, which contain important information and are available on the internet or by mail. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access a Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.nd review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters. Board Voting Items Recommends 1. To elect the three Class I director nominees to serve until the 2028 Annual Meeting of Stockholders, and until their successors are duly elected and qualified. Nominees: 1a. Jeff Ajer For 1b. Chris Cain, Ph.D. For 1c. Sarah Gheuens, M.D., Ph.D. For 2. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year For ending December 31, 2025. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. For 4. To approve a further amendment and restatement of the Company’s Amended and Restated 2016 Equity Incentive For Plan, including increasing the number of shares available for issuance thereunder by 8,000,000 shares. 5. To approve the Viridian Therapeutics, Inc. 2025 Employee Stock Purchase Plan. For NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V73325-P27436